SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 30, 2005

THE MACERICH PROPERTY MANAGEMENT COMPANY

PROFIT SHARING PLAN

(Exact Name of Registrant as Specified in its Charter)

MARYLAND		95-6927691
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401

(Address of principal executive office, including zip code)

Registrant’s telephone number, including area code  (310) 394-6000

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On November 30, 2005, The Macerich Company (the “Company”) engaged Windes & McClaughry Accountancy Corporation as the independent accountants to audit The Macerich Property Management Company Profit Sharing Plan (the “Plan”) for the fiscal year ending December 31, 2005.

During the two most recent fiscal years and the subsequent interim period through November 30, 2005, the Company did not consult with Windes & McClaughry Accountancy Corporation regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Plan’s financial statements; or (iii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Macerich Property Management Company Profit Sharing Plan has duly caused this report to be signed by the undersigned, hereunto duly authorized, in the City of Santa Monica, State of California, on December 1, 2005.

THE MACERICH PROPERTY MANAGEMENT COMPANY PROFIT SHARING PLAN

By:	/s/ Richard A. Bayer
Richard A. Bayer, Trustee

By:	/s/ Arthur M. Coppola
Arthur M. Coppola, Trustee

By:	/s/ Thomas E. O’Hern
Thomas E. O’Hern, Trustee